                                                                      EXHIBIT 99

BAFC 04-B-FINAL - PRICE/YIELD - 1A1

Balance            $40,000,000.00   Delay           19
Initial Coupon     4.409976         Dated           10/1/2004
Settle             10/29/2004       First Payment   11/20/2004

PRICE                       5 CPB       10 CPB       20 CPB       25 CPB       30 CPB       40 CPB       50 CPB
                            YIELD        YIELD        YIELD        YIELD        YIELD        YIELD        YIELD
100-20.00                   4.111        4.083        4.019        3.981        3.938        3.837        3.708
100-21.00                   4.098        4.070        4.003        3.964        3.920        3.815        3.681
100-22.00                   4.086        4.057        3.987        3.947        3.901        3.793        3.654
100-23.00                   4.074        4.043        3.972        3.930        3.883        3.771        3.628
100-24.00                   4.061        4.030        3.956        3.913        3.864        3.749        3.601
100-25.00                   4.049        4.017        3.941        3.896        3.846        3.727        3.574
100-26.00                   4.037        4.003        3.925        3.879        3.827        3.704        3.547
100-27.00                   4.024        3.990        3.909        3.862        3.809        3.682        3.521
100-28.00                   4.012        3.977        3.894        3.845        3.790        3.660        3.494
100-29.00                   4.000        3.963        3.878        3.828        3.772        3.638        3.467
100-30.00                   3.987        3.950        3.863        3.811        3.753        3.616        3.441
100-31.00                   3.975        3.937        3.847        3.794        3.735        3.594        3.414
101-00.00                   3.963        3.924        3.831        3.777        3.716        3.572        3.387
101-01.00                   3.950        3.910        3.816        3.760        3.698        3.550        3.361
101-02.00                   3.938        3.897        3.800        3.743        3.680        3.528        3.334
101-03.00                   3.926        3.884        3.785        3.726        3.661        3.506        3.308
101-04.00                   3.914        3.871        3.769        3.709        3.643        3.484        3.281
101-05.00                   3.901        3.857        3.754        3.693        3.624        3.462        3.254
101-06.00                   3.889        3.844        3.738        3.676        3.606        3.440        3.228
101-07.00                   3.877        3.831        3.723        3.659        3.588        3.418        3.201
101-08.00                   3.865        3.818        3.707        3.642        3.569        3.396        3.175
101-09.00                   3.852        3.804        3.692        3.625        3.551        3.374        3.148
101-10.00                   3.840        3.791        3.676        3.608        3.533        3.352        3.122
101-11.00                   3.828        3.778        3.661        3.591        3.514        3.330        3.095
101-12.00                   3.816        3.765        3.645        3.575        3.496        3.308        3.069

WAL                         2.719        2.512        2.127        1.951        1.785        1.483        1.218
Mod Durn                    2.510        2.325        1.980        1.822        1.672        1.399        1.158
Principal Window Begin   11/20/2004   11/20/2004   11/20/2004   11/20/2004   11/20/2004   11/20/2004   11/20/2004
Principal Window End     10/20/2007   10/20/2007   10/20/2007   10/20/2007   10/20/2007   10/20/2007   10/20/2007

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                            BAFC-04Bv-COFI-Chng - 6A1

BANC OF AMERICA SECURITIES

Balance  $94,000,000.00   Delay          19           WAC(6)  1.700000000   WAM(6)   360
Coupon   0.32500000       Dated          10/01/2004   NET(6)  1.325         WALA(6)  0
Settle   10/29/2004       First Payment  11/20/2004

                     10 CPR,        15 CPR,       20 CPR,         25 CPR,        30 CPR,        35 CPR,        40 CPR,
PRICE                CALL (Y)       CALL (Y)      CALL (Y)        CALL (Y)       CALL (Y)       CALL (Y)       CALL (Y)
100.812500                3.456          3.394          3.326          3.251          3.169          3.081          2.984  Yield
100.812500                158.1          151.9          145.1          137.6          129.4          120.6          110.9  Spread
100.875000                3.445          3.380          3.308          3.228          3.141          3.048          2.945  Yield
100.875000                157.0          150.5          143.3          135.3          126.6          117.3          107.0  Spread
100.937500                3.435          3.365          3.289          3.205          3.113          3.015          2.906  Yield
100.937500                156.0          149.0          141.4          133.0          123.8          114.0          103.1  Spread
101.000000                3.425          3.351          3.271          3.182          3.085          2.981          2.867  Yield
101.000000                155.0          147.6          139.6          130.7          121.0          110.6           99.2  Spread
101.062500                3.414          3.337          3.253          3.160          3.058          2.948          2.828  Yield
101.062500                153.9          146.2          137.8          128.5          118.3          107.3           95.3  Spread
101.125000                3.404          3.323          3.235          3.137          3.030          2.916          2.789  Yield
101.125000                152.9          144.8          136.0          126.2          115.5          104.1           91.4  Spread
101.187500                3.393          3.309          3.217          3.114          3.002          2.883          2.750  Yield
101.187500                151.8          143.4          134.2          123.9          112.7          100.8           87.5  Spread

WAL                        7.27           5.07           3.80           2.98           2.40           1.99           1.68
Mod Durn                  5.965          4.382          3.396          2.718          2.233          1.874          1.591
Principal Window  Nov04 - Apr22  Nov04 - Jul17  Nov04 - Jul14  Nov04 - Jul12  Nov04 - Feb11  Nov04 - Feb10  Nov04 - Apr09

LIBOR_1MO                  1.87           1.87           1.87           1.87           1.87           1.87           1.87
LIBOR_6MO                  2.21           2.21           2.21           2.21           2.21           2.21           2.21
LIBOR_1YR                  2.45           2.45           2.45           2.45           2.45           2.45           2.45
COFI_11                   1.875          1.875          1.875          1.875          1.875          1.875          1.875
CMT_1YR                    2.21           2.21           2.21           2.21           2.21           2.21           2.21

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold.

BAFC 04-B-FINAL - PRICE/YIELD - 3A2

Balance                  $133,825,000.00        Delay           19
Initial Coupon           4.287858               Dated           10/1/2004
Settle                   10/29/2004             First Payment   11/20/2004

PRICE                        5 CPB        10 CPB       20 CPB       25 CPB       30 CPB       40 CPB        50 CPB
                             Yield        Yield        Yield        Yield        Yield        Yield         Yield
100-24.00                    3.938        3.906        3.830        3.784        3.734        3.613         3.459
100-25.00                    3.926        3.893        3.814        3.767        3.715        3.590         3.431
100-26.00                    3.914        3.879        3.798        3.750        3.696        3.568         3.404
100-27.00                    3.901        3.866        3.782        3.733        3.677        3.545         3.376
100-28.00                    3.889        3.853        3.766        3.716        3.659        3.523         3.349
100-29.00                    3.877        3.839        3.751        3.698        3.640        3.500         3.322
100-30.00                    3.864        3.826        3.735        3.681        3.621        3.478         3.294
100-31.00                    3.852        3.813        3.719        3.664        3.602        3.455         3.267
101-00.00                    3.840        3.799        3.704        3.647        3.584        3.433         3.239
101-01.00                    3.827        3.786        3.688        3.630        3.565        3.410         3.212
101-02.00                    3.815        3.773        3.672        3.613        3.546        3.388         3.185
101-03.00                    3.803        3.759        3.656        3.596        3.528        3.365         3.157
101-04.00                    3.790        3.746        3.641        3.579        3.509        3.343         3.130
101-05.00                    3.778        3.733        3.625        3.561        3.490        3.320         3.103
101-06.00                    3.766        3.720        3.609        3.544        3.471        3.298         3.076
101-07.00                    3.754        3.706        3.594        3.527        3.453        3.275         3.048
101-08.00                    3.741        3.693        3.578        3.510        3.434        3.253         3.021
101-09.00                    3.729        3.680        3.562        3.493        3.415        3.230         2.994
101-10.00                    3.717        3.667        3.547        3.476        3.397        3.208         2.967
101-11.00                    3.705        3.653        3.531        3.459        3.378        3.186         2.940
101-12.00                    3.692        3.640        3.515        3.442        3.360        3.163         2.913

WAL                          2.71         2.50         2.10         1.92         1.75         1.45          1.18
Mod Durn                     2.51         2.32         1.96         1.80         1.65         1.37          1.13
Principal Window Begin    11/20/2004   11/20/2004   11/20/2004   11/20/2004   11/20/2004   11/20/2004    11/20/2004
Principal Window End      10/20/2007   10/20/2007   10/20/2007   10/20/2007   10/20/2007   10/20/2007    10/20/2007

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                            BAFC-04BV-COFI-CHNG - 1A1

BANC OF AMERICA SECURITIES

Balance  $40,000,000.00  Delay         19           WAC(1)  5.279882822   WAM(1)   360
Coupon   4.40988282      Dated         10/01/2004   NET(1)  5.02988282    WALA(1)  0
Settle   10/29/2004      First Payment 11/20/2004

PRICE                 10 CPB,         15 CPB,         20 CPB,         25 CPB,         30 CPB,         35 CPB,           40 CPB,
                     CALL (N)        CALL (N)        CALL (N)        CALL (N)        CALL (N)        CALL (N)          CALL (N)
                           Yield           Yield           Yield           Yield           Yield           Yield           Yield
100.998540                 3.924           3.880           3.831           3.776           3.714           3.645           3.568


WAL                         2.52            2.32            2.13            1.95            1.78            1.62            1.48
Mod Durn                   2.332           2.153           1.982           1.820           1.669           1.526           1.393
Mod Convexity              0.074           0.066           0.059           0.053           0.047           0.041           0.036
Principal Window   Nov04 - Oct07   Nov04 - Oct07   Nov04 - Oct07   Nov04 - Oct07   Nov04 - Oct07   Nov04 - Oct07   Nov04 - Oct07


LIBOR_1MO                   1.84            1.84            1.84            1.84            1.84            1.84            1.84
LIBOR_6MO                    2.2             2.2             2.2             2.2             2.2             2.2             2.2
LIBOR_1YR                  2.488           2.488           2.488           2.488           2.488           2.488           2.488
COFI_11                    1.875           1.875           1.875           1.875           1.875           1.875           1.875
CMT_1YR                      2.2             2.2             2.2             2.2             2.2             2.2             2.2

Swap   Mat    1YR    2YR    3YR     4YR     5YR
       Yld    2.55  3.067  3.435   3.727   3.965

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may

                            BAFC-04BV-COFI-CHNG - 1A2

BANC OF AMERICA SECURITIES

Balance  $82,630,000.00  Delay         19           WAC(1)  5.279882822   WAM(1)   360
Coupon   4.07238282      Dated         10/01/2004   NET(1)  5.02988282    WALA(1)  0
Settle   10/29/2004      First Payment 11/20/2004

PRICE                 10 CPB,         15 CPB,         20 CPB,         25 CPB,         30 CPB,         35 CPB,         40 CPB,
                     CALL (N)        CALL (N)        CALL (N)        CALL (N)        CALL (N)        CALL (N)        CALL (N)
                           Yield           Yield           Yield           Yield           Yield           Yield           Yield
100.499543                 3.802           3.777           3.748           3.716           3.680           3.640           3.595

WAL                         2.52            2.32            2.13            1.95            1.78            1.62            1.48
Mod Durn                   2.343           2.161           1.988           1.825           1.672           1.529           1.394
Mod Convexity              0.074           0.067           0.060           0.053           0.047           0.041           0.036
Principal Window   Nov04 - Oct07   Nov04 - Oct07   Nov04 - Oct07   Nov04 - Oct07   Nov04 - Oct07   Nov04 - Oct07   Nov04 - Oct07

LIBOR_1MO                   1.84            1.84            1.84            1.84            1.84            1.84            1.84
LIBOR_6MO                    2.2             2.2             2.2             2.2             2.2             2.2             2.2
LIBOR_1YR                  2.488           2.488           2.488           2.488           2.488           2.488           2.488
COFI_11                    1.875           1.875           1.875           1.875           1.875           1.875           1.875
CMT_1YR                      2.2             2.2             2.2             2.2             2.2             2.2             2.2

Swap    Mat     1YR    2YR    3YR     4YR     5YR
        Yld    2.55   3.067  3.435   3.727   3.965

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may

                            BAFC-04BV-COFI-CHNG - 4A2

BANC OF AMERICA SECURITIES

Balance  $51,585,000.00  Delay         19           WAC(4)  5.835870833   WAM(4)   357
Coupon   5.45350303      Dated         10/01/2004   NET(4)  5.45350303    WALA(4)  1
Settle   10/29/2004      First Payment 11/20/2004

PRICE                10 CPB,        15 CPB,        20 CPB,        25 CPB,        30 CPB,        35 CPB,        40 CPB,
                    CALL (N)       CALL (N)       CALL (N)       CALL (N)       CALL (N)       CALL (N)       CALL (N)
102-10.50                 4.720          4.613          4.495          4.362          4.210          4.038          3.845    Yield
102-10.50                 127.8          130.8          131.7          131.1          127.3          120.4          110.9   Spread
102-12.50                 4.701          4.592          4.471          4.335          4.179          4.004          3.806    Yield
102-12.50                 125.9          128.7          129.3          128.4          124.2          117.0          107.0   Spread
102-14.50                 4.682          4.571          4.448          4.308          4.149          3.970          3.767    Yield
102-14.50                 124.1          126.6          126.9          125.8          121.2          113.5          103.1   Spread
102-16.50                 4.664          4.550          4.424          4.281          4.119          3.935          3.728    Yield
102-16.50                 122.2          124.5          124.5          123.1          118.1          110.1           99.3   Spread
102-18.50                 4.645          4.529          4.400          4.254          4.088          3.901          3.690    Yield
102-18.50                 120.3          122.3          122.1          120.4          115.1          106.7           95.4   Spread
102-20.50                 4.627          4.508          4.376          4.228          4.058          3.867          3.651    Yield
102-20.50                 118.5          120.2          119.8          117.7          112.1          103.2           91.5   Spread
102-22.50                 4.608          4.487          4.353          4.201          4.028          3.833          3.612    Yield
102-22.50                 116.6          118.1          117.4          115.0          109.1           99.8           87.7   Spread

WAL                        3.73           3.26           2.86           2.51           2.20           1.93           1.69
Mod Durn                  3.267          2.885          2.555          2.263          2.002          1.772          1.569
Principal Window  Nov04 - Oct09  Nov04 - Oct09  Nov04 - Oct09  Nov04 - Oct09  Nov04 - Oct09  Nov04 - Oct09  Nov04 - Oct09

LIBOR_1MO                  1.87           1.87           1.87           1.87           1.87           1.87           1.87
LIBOR_6MO                  2.21           2.21           2.21           2.21           2.21           2.21           2.21
LIBOR_1YR                  2.45           2.45           2.45           2.45           2.45           2.45           2.45
COFI_11                   1.875          1.875          1.875          1.875          1.875          1.875          1.875
CMT_1YR                    2.21           2.21           2.21           2.21           2.21           2.21           2.21

Swap    Mat     1YR     2YR     3YR     4YR     5YR
        Yld    2.449   2.865   3.229   3.5205  3.766

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold.

                            BAFC-04Bv-COFI-Chng - 4A1

BANC OF AMERICA SECURITIES

Balance  $40,000,000.00  Delay         19           WAC(4)  5.835870833   WAM(4)   357
Coupon   4.70850303      Dated         10/01/2004   NET(4)  5.45350303    WALA(4)  1
Settle   10/29/2004      First Payment 11/20/2004

           Price  0bp, 25 CPB,   100bp, 25 CPB, 200bp, 25 CPB,  300bp, 25 CPB,
                    Call (N)        Call (N)       Call (N)        Call (N)
                          Yield          Yield           Yield           Yield
      101.000000          4.209          4.209           4.209           4.209

             WAL           2.51           2.51            2.51            2.51
        Mod Durn          2.274          2.274           2.274           2.274
   Mod Convexity          0.090          0.090           0.090           0.090
Principal Window  Nov04 - Oct09  Nov04 - Oct09   Nov04 - Oct09   Nov04 - Oct09

       LIBOR_1MO           1.84           1.84            1.84            1.84
       LIBOR_6MO            2.2            2.2             2.2             2.2
       LIBOR_1YR          2.488          2.488           2.488           2.488
         COFI_11          1.875          1.875           1.875           1.875
         CMT_1YR            2.2            2.2             2.2             2.2

Swap     Mat     1YR    2YR    3YR     4YR     5YR
         Yld    2.55   3.067  3.435   3.727   3.965

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may

                            BAFC-04Bv-COFI-Chng - 4A1

BANC OF AMERICA SECURITIES

Balance  $40,000,000.00  Delay         19           WAC(4)  5.835870833   WAM(4)   357
Coupon   4.70850303      Dated         10/01/2004   NET(4)  5.45350303    WALA(4)  1
Settle   10/29/2004      First Payment 11/20/2004

 Price             0bp, 25 CPR,  100bp, 25 CPR,  200bp, 25 CPR,  300bp, 25 CPR,
                    Call (N)        Call (N)        Call (N)        Call (N)
                          Yield           Yield           Yield          Yield
      101.000000          4.248           4.425           4.602          4.777

             WAL           3.20            3.21            3.21           3.22
        Mod Durn          2.757           2.769           2.780          2.791
   Mod Convexity          0.165           0.167           0.168          0.170
Principal Window  Nov04 - Oct34   Nov04 - Oct34   Nov04 - Oct34  Nov04 - Oct34

       LIBOR_1MO           1.84            1.84            1.84           1.84
       LIBOR_6MO            2.2             2.2             2.2            2.2
       LIBOR_1YR          2.488           2.488           2.488          2.488
         COFI_11          1.875           1.875           1.875          1.875
         CMT_1YR            2.2             2.2             2.2            2.2

Swap     Mat     1YR    2YR    3YR     4YR     5YR
         Yld    2.55   3.067  3.435   3.727   3.965

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may

                                BAFC-04Bv3 - 1A1

BANC OF AMERICA

Balance  $122,630,000.00 Delay          19           WAC(1)  5.279882822   WAM(1)   360
Coupon   5.02988282      Dated          10/01/2004   NET(1)  5.02988282    WALA(1)  0
Settle   10/29/2004      First Payment  11/20/2004

PRICE                10 CPB,        15 CPB,        20 CPB,        25 CPB,        30 CPB,        35 CPB,       40 CPB,
                    CALL (N)       CALL (N)       CALL (N)       CALL (N)       CALL (N)       CALL (N)      CALL (N)
101-27.00                 4.177          4.102          4.018          3.924          3.819          3.701          3.569   Yield
101-27.00                  79.6          109.3          100.9           91.5           81.0           69.2          105.9  Spread
101-29.00                 4.151          4.074          3.987          3.890          3.782          3.661          3.525   Yield
101-29.00                  77.0          106.5           97.8           88.1           77.3           65.2          101.5  Spread
101-31.00                 4.125          4.045          3.956          3.856          3.745          3.621          3.481   Yield
101-31.00                  74.4          103.6           94.7           84.7           73.6           61.2           97.1  Spread
102-01.00                 4.098          4.016          3.925          3.823          3.709          3.581          3.437   Yield
102-01.00                  71.7          100.7           91.6           81.4           70.0           57.2           92.7  Spread
102-03.00                 4.072          3.988          3.894          3.789          3.672          3.541          3.393   Yield
102-03.00                  69.1           97.9           88.5           78.0           66.3           53.2           88.3  Spread
102-05.00                 4.046          3.959          3.863          3.755          3.635          3.501          3.349   Yield
102-05.00                  66.5           95.0           85.4           74.6           62.6           49.2           83.9  Spread
102-07.00                 4.019          3.931          3.832          3.722          3.599          3.461          3.306   Yield
102-07.00                  63.8           92.2           82.3           71.3           59.0           45.2           79.6  Spread

WAL                        2.52           2.32           2.13           1.95           1.78           1.62           1.48
Mod Durn                  2.315          2.139          1.971          1.813          1.664          1.524          1.392
Principal Window  Nov04 - Oct07  Nov04 - Oct07  Nov04 - Oct07  Nov04 - Oct07  Nov04 - Oct07  Nov04 - Oct07  Nov04 - Oct07

LIBOR_1MO                  1.84           1.84           1.84           1.84           1.84           1.84           1.84
LIBOR_6MO                   2.2            2.2            2.2            2.2            2.2            2.2            2.2
LIBOR_1YR                 2.488          2.488          2.488          2.488          2.488          2.488          2.488
COFI_11                   1.875          1.875          1.875          1.875          1.875          1.875          1.875
CMT_1YR                     2.2            2.2            2.2            2.2            2.2            2.2            2.2

Swap    Mat     1YR    2YR    3YR     4YR     5YR
        Yld    2.51   3.009  3.381   3.675   3.9175

                                BAFC-04Bv3 - 3A1

BANC OF AMERICA

Balance   $163,445,000.00 Delay          19           WAC(3)  5.485218512   WAM(3)   359
Coupon    5.11779003      Dated          10/01/2004   NET(3)  5.11779003    WALA(3)  0
Settle    10/29/2004      First Payment  11/20/2004

PRICE                 10 CPB,       15 CPB,         20 CPB,       25 CPB,        30 CPB,        35 CPB,        40 CPB,
                     CALL (N)      CALL (N)        CALL (N)      CALL (N)       CALL (N)       CALL (N)       CALL (N)
101-31.00                 4.204          4.122          4.031          3.930          3.816          3.689          3.546   Yield
101-31.00                 119.5          111.3          102.2           92.1           80.7           68.0          103.6  Spread
102-01.00                 4.177          4.093          4.000          3.896          3.779          3.649          3.502   Yield
102-01.00                 116.8          108.4           99.1           88.7           77.0           64.0           99.2  Spread
102-03.00                 4.150          4.065          3.969          3.862          3.742          3.608          3.457   Yield
102-03.00                 114.1          105.6           96.0           85.3           73.3           59.9           94.7  Spread
102-05.00                 4.124          4.036          3.937          3.828          3.705          3.568          3.413   Yield
102-05.00                 111.5          102.7           92.8           81.9           69.6           55.9           90.3  Spread
102-07.00                 4.097          4.007          3.906          3.794          3.668          3.527          3.369   Yield
102-07.00                 108.8           99.8           89.7           78.5           65.9           51.8           85.9  Spread
102-09.00                 4.071          3.978          3.875          3.760          3.631          3.487          3.324   Yield
102-09.00                 106.2           96.9           86.6           75.1           62.2           47.8           81.4  Spread
102-11.00                 4.044          3.950          3.844          3.726          3.594          3.446          3.280   Yield
102-11.00                 103.5           94.1           83.5           71.7           58.5           43.7           77.0  Spread

WAL                        2.50           2.30           2.11           1.93           1.76           1.60           1.46
Mod Durn                  2.291          2.116          1.949          1.792          1.644          1.505          1.375
Principal Window  Nov04 - Oct07  Nov04 - Oct07  Nov04 - Oct07  Nov04 - Oct07  Nov04 - Oct07  Nov04 - Oct07  Nov04 - Oct07

LIBOR_1MO                  1.84           1.84           1.84           1.84           1.84           1.84           1.84
LIBOR_6MO                   2.2            2.2            2.2            2.2            2.2            2.2            2.2
LIBOR_1YR                 2.488          2.488          2.488          2.488          2.488          2.488          2.488
COFI_11                   1.875          1.875          1.875          1.875          1.875          1.875          1.875
CMT_1YR                     2.2            2.2            2.2            2.2            2.2            2.2            2.2

Swap   Mat    1YR    2YR    3YR     4YR     5YR
       Yld    2.51   3.009  3.381   3.675   3.9175

                                BAFC-04Bv3 - 4A1

BANC OF AMERICA

Balance  $91,585,000.00  Delay         19           WAC(4)  5.835870833   WAM(4)   357
Coupon   4.79850303      Dated         10/01/2004   NET(4)  5.45350303    WALA(4)  1
Settle   10/29/2004      First Payment 11/20/2004

PRICE                10 CPB,        15 CPB,        20 CPB,        25 CPB,         30 CPB,       35 CPB,        40 CPB,
                    CALL (N)       CALL (N)       CALL (N)       CALL (N)        CALL (N)      CALL (N)       CALL (N)
100.812500                4.527          4.483          4.434          4.378          4.315          4.244          4.164   Yield
100.812500                 93.1          102.5          110.4          118.0          123.3          127.2          131.0  Spread
100.875000                4.508          4.462          4.410          4.351          4.284          4.209          4.124   Yield
100.875000                 91.3          100.4          108.0          115.3          120.2          123.7          127.0  Spread
100.937500                4.490          4.440          4.386          4.324          4.254          4.174          4.085   Yield
100.937500                 89.4           98.2          105.6          112.6          117.1          120.2          123.1  Spread
101.000000                4.471          4.419          4.362          4.297          4.223          4.139          4.045   Yield
101.000000                 87.5           96.1          103.2          109.8          114.0          116.7          119.1  Spread
101.062500                4.452          4.398          4.338          4.270          4.192          4.105          4.006   Yield
101.062500                 85.7           94.0          100.8          107.1          110.9          113.2          115.2  Spread
101.125000                4.434          4.377          4.314          4.243          4.161          4.070          3.966   Yield
101.125000                 83.8           91.9           98.4          104.4          107.9          109.7          111.2  Spread
101.187500                4.415          4.356          4.290          4.215          4.131          4.035          3.927   Yield
101.187500                 81.9           89.8           96.0          101.7          104.8          106.3          107.3  Spread

WAL                        3.73           3.26           2.86           2.51           2.20           1.93           1.69
Mod Durn                  3.302          2.908          2.570          2.270          2.003          1.769          1.562
Principal Window  Nov04 - Oct09  Nov04 - Oct09  Nov04 - Oct09  Nov04 - Oct09  Nov04 - Oct09  Nov04 - Oct09  Nov04 - Oct09

LIBOR_1MO                  1.84           1.84           1.84           1.84           1.84           1.84           1.84
LIBOR_6MO                   2.2            2.2            2.2            2.2            2.2            2.2            2.2
LIBOR_1YR                 2.488          2.488          2.488          2.488          2.488          2.488          2.488
COFI_11                   1.875          1.875          1.875          1.875          1.875          1.875          1.875
CMT_1YR                     2.2            2.2            2.2            2.2            2.2            2.2            2.2

Swap   Mat     1YR    2YR    3YR     4YR     5YR
       Yld    2.51   3.009  3.381   3.675   3.9175

                                   BAFC-04Bv3

BANC OF AMERICA

Settle                 10/29/2004
First Payment          11/20/2004

                   0bp, 25 CPB,     100bp, 25      200bp, 25      300bp, 25
                     Call (N)     CPB, Call (N)  CPB, Call (N)  CPB, Call (N)
             4A1         View CF        View CF        View CF        View CF
           Price             101            101            101            101
           Yield           4.208          4.208          4.208          4.208
             WAL            2.51           2.51           2.51           2.51
        Mod Durn           2.274          2.274          2.274          2.274
Principal Window   Nov04 - Oct09  Nov04 - Oct09  Nov04 - Oct09  Nov04 - Oct09
       LIBOR_1MO            1.84           1.84           1.84           1.84
       LIBOR_6MO             2.2            2.2            2.2            2.2
       LIBOR_1YR           2.488          2.488          2.488          2.488
         COFI_11           1.875          1.875          1.875          1.875
         CMT_1YR             2.2            2.2            2.2            2.2

                                   BAFC-04Bv3

BANC OF AMERICA

Settle                 10/29/2004
First Payment          11/20/2004

                       0bp, 25          100bp, 25      200bp, 25      300bp, 25
                    CPR, Call (N)     CPR, Call (N)  CPR, Call (N)  CPR Call (N)
             4A1      View CF        View CF        View CF        View CF
           Price             101            101            101            101
           Yield           4.246          4.423          4.600          4.776
             WAL            3.20           3.21           3.21           3.22
        Mod Durn           2.757          2.769          2.780          2.791
Principal Window   Nov04 - Oct34  Nov04 - Oct34  Nov04 - Oct34  Nov04 - Oct34
       LIBOR_1MO            1.84           1.84           1.84           1.84
       LIBOR_6MO             2.2            2.2            2.2            2.2
       LIBOR_1YR           2.488          2.488          2.488          2.488
         COFI_11           1.875          1.875          1.875          1.875
         CMT_1YR             2.2            2.2            2.2            2.2

From:      Norquist, Eric
Sent:      Wednesday, October 27, 2004 10:02 AM
To:        Preiss, Steve
Cc:        Wissell, Donald; Norquist, Eric; Bartock, Brian M; Simms, Ramon A
Subject:   BAFC 2004-B 3A2 Yield Tables
Steve,

Per your request, I have attached three yield tables for you.

1) Current settlement (10/29/04) to CPB scenarios (ie. balloon at the roll date) [GRAPHIC APPEARS HERE]

2) Current settlement (10/29/04) to CPR scenarios to call
[GRAPHIC APPEARS HERE]

3) Forward settlement (10/29/07 - at the roll) to CPR scenarios to call [GRAPHIC APPEARS HERE]

In each of these three yield tables, the spread reflected is a spread to the interpolated swap curve. In the case of the last yield table, our forward curves assumes that the 1YR CMT rate is 155 basis points higher than today, and that the 1YR LIBOR rate is 178 basis points higher. Using simple analysis, and making no assumptions as to the shape of the yield curve, the spreads that are shown in this yield table can be subtracted by this 155 basis points to approximate the forward spread to swaps at that point in time. Given these base assumptions, a 101-00 price in 3 years would equate to a 155 spread to swaps, and would also reflect a 188 effective margin vs. 1YR LIBOR (the predominant index for the underlying collateral) at that point in time.

The above information relates to Banc of America Funding Corp. (BAFC) 2004-B. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

From:      Norquist, Eric
Sent:      Friday, October 15, 2004 11:19 AM
To:        McDowell, Chris
Cc:        Gates, Sandra L; Bartock, Brian M.; Simms, Ramon A.; Norquist, Eric
Subject:   BAFC 2004-B 6A1 Yield Tables
Attached please find two yield tables on the BAFC 2004-B Class 6A1. The first table is run to the Banc of America-generated forward COFI curve, and the second is run to current COFI of 1.875. Each table is run to the 10% call.

[GRAPHICS APPEARS HERE]

The above information relates to Banc of America Funding Corp. (BAFC) 2004-B. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

From:      Norquist, Eric
Sent:      Monday, October 18, 2004 1:01 PM
To:        Manes, Henrietta
Cc:        Gates, Sandra L; Simms, Ramon A.; Bartock, Brian M.
Subject:   BAFC 2004-B Class 3-A-3 and Class 4-A-2 Yield Tables
Per your request, here are yield tables for the BAFC 2004-B Class 3-A-3 Alt-A 3/1s and 4-A-2 Alt-A 5/1s.

3-A-3s are offered at +72area/2YR Swaps. Spreads shown on yield table are to the interpolated swap curve.

4-A-2s are offered at 113area/Swaps.

[GRAPHICS APPEARS HERE]

The above information relates to Banc of America Funding Corp. (BAFC) 2004-B. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

BAFC_04-B_Final -- 3A2
Banc of America Securities
Balance $133,825,000.00 Delay 19 WAC(3) 5.426095 WAM(3) 360 Coupon 4.287858
Dated 10/01/2004 NET(3) 5.055358 WALA(3) 0 Settle 10/29/2004 First Payment
11/20/2004
Price
LIBOR_1MO=1.9
6,
LIBOR_6MO=2.2
55,
LIBOR_1YR=2.46
375,
LIBOR_1MO=1.9
6,
LIBOR_6MO=2.2
55,
LIBOR_1YR=2.46
375,
LIBOR_1MO=1.9
6,
LIBOR_6MO=2.2
55,
LIBOR_1YR=2.46
375,
LIBOR_1MO=1.9
6,
LIBOR_6MO=2.2
55,
LIBOR_1YR=2.46
375,
LIBOR_1MO=1.9
6,
LIBOR_6MO=2.2
55,
LIBOR_1YR=2.46
375,
LIBOR_1MO=1.9
6,
LIBOR_6MO=2.2
55,
LIBOR_1YR=2.46
375,
LIBOR_1MO=1.9
6,
LIBOR_6MO=2.2
55,
LIBOR_1YR=2.46
375, 100-30.00 3.826 3.783 3.735 3.681 3.621 3.554 3.478 Yield
100-30.00 75.6 77.9 79.4 80.8 82.3 82.5 81.5 Spread
100-31.00 3.813 3.769 3.719 3.664 3.602 3.533 3.455 Yield
100-31.00 74.2 76.4 77.8 79.1 80.4 80.5 79.2 Spread
101-00.00 3.799 3.754 3.704 3.647 3.584 3.513 3.433 Yield
101-00.00 72.9 75.0 76.2 77.4 78.5 78.4 77.0 Spread
101-01.00 3.786 3.740 3.688 3.630 3.565 3.492 3.410 Yield
101-01.00 71.6 73.6 74.6 75.7 76.7 76.4 74.7 Spread
101-02.00 3.773 3.725 3.672 3.613 3.546 3.472 3.388 Yield
101-02.00 70.2 72.1 73.1 73.9 74.8 74.3 72.5 Spread
101-03.00 3.759 3.711 3.656 3.596 3.528 3.451 3.365 Yield
101-03.00 68.9 70.7 71.5 72.2 72.9 72.3 70.2 Spread
101-04.00 3.746 3.697 3.641 3.579 3.509 3.431 3.343 Yield
101-04.00 67.6 69.2 69.9 70.5 71.0 70.2 68.0 Spread
WAL 2.497 2.294 2.102 1.922 1.753 1.595 1.448
Mod Durn 2.317 2.135 1.962 1.800 1.647 1.504 1.370
Principal Window Nov04 - Oct07 Nov04 - Oct07 Nov04 - Oct07 Nov04 - Oct07 Nov04 - Oct07 Nov04 - Oct07 Nov04 - Oct07
LIBOR_1MO 1.96 1.96 1.96 1.96 1.96 1.96 1.96

LIBOR_6MO 2.255 2.255 2.255 2.255 2.255 2.255 2.255
LIBOR_1YR 2.46375 2.46375 2.46375 2.46375 2.46375 2.46375 2.46375
COFI_11 1.875 1.875 1.875 1.875 1.875 1.875 1.875
CMT_1YR 2.25 2.25 2.25 2.25 2.25 2.25 2.25
Swap Mat 1YR 2YR 3YR 4YR 5YR
Yld 2.464 2.908 3.235 3.4975 3.726

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold.